UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2008

BIOVEST INTERNATIONAL, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-11480	41-1412084
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

377 Plantation Street

Worcester, Massachusetts 01605

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (508) 793-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BIOVEST INTERNATIONAL, INC.

FORM 8-K

Item 1.01.	Entry into a Material Definitive Agreement.

Effective as of May 30, 2008, Biovest International, Inc. (the “Company”) entered into an agreement (the “Amendment Agreement”) with Laurus Master Fund, Ltd. (“Laurus”) and its affiliates, Valens U.S. SPV I, LLC (“Valens US”) and Valens Offshore SPV II, Corp. (“Valens Offshore”) (collectively, the “Valens Funds”) whereby the Valens Funds agreed to extend the maturity date of their Secured Promissory Notes from the Company dated December 10, 2007 (the “Notes”) from their initial maturity date of June 10, 2008 to October 31, 2008 (the “Extension”). In consideration for the Extension, the Company entered into an amendment to the December 2007 Royalty Agreement with Valens Offshore (the “Royalty Amendment”) whereby the royalty percentage due to Valens Offshore under the existing Royalty Agreement dated December 10, 2007 on sales of the Company’s biologic products including BiovaxID™ was increased from 2.96% to 9.46% (the “Royalty Percentage”). The Royalty Amendment provides that the Royalty Percentage will be reduced from 9.46% to 5.96% in the event that the Company makes payment in the amount of $10 million to the Valens Funds (and Laurus) to pay off and/or reduce the outstanding balance on existing secured notes on or before June 30, 2008, or in the alternative, will be reduced from 9.46% to 6.96% in the event that the Company makes this required payment after June 30, 2008 but before July 31, 2008. In connection with the closing of the Amendment Agreement, the Company’s majority stockholder, Accentia Biopharmaceuticals, Inc. (“Accentia”) executed a Guaranty Side Letter with Laurus confirming that the portion of the Company’s existing indebtedness to Laurus which is guaranteed by Accentia shall equals fixed principal amount of $4,991,630 plus all other Obligations (as defined in the original Guaranty Agreement). Copies of the Amendment Agreement, the Royalty Amendment and related agreements are attached as Exhibits hereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

BIOVEST INTERNATIONAL, INC.

By:	/s/ Alan M. Pearce
Alan M. Pearce
Chief Financial Officer

Date: June 5, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment Letter dated May 30, 2008 between Biovest International, Inc. (“Biovest”), Valens U.S. SPV I, LLC and Valens Offshore SPV II, Corp.

10.2	December 10, 2007 Royalty Agreement Amendment dated May 30, 2008 between Biovest and Laurus Master Fund, Ltd., Valens U.S. SPV I, LLC, Valens U.S. SPV I, Ltd., Valens Offshore SPV II, Corp., and PSource Structured Debt Limited.

10.3	Reaffirmation and Ratification Agreement dated May 30, 2008 between Biovest and its subsidiaries, Revimmune LLC, LV Administrative Services, Inc., Valens U.S. SPV I, LLC, and Valens Offshore SPV II, Corp.

10.4	Guaranty Side Letter dated May 30, 2008 between Accentia Biopharmaceuticals, Inc., Laurus Master Fund, Ltd., Valens U.S. SPV I, LLC, Valens U.S. SPV I, Ltd., Valens Offshore SPV II, Corp., Valens Offshore SPV II, LLC and PSource Structured Debt Limited.